                                                                 EXHIBIT 10.12
                      MASTER EQUIPMENT LEASE AGREEMENT



Agreement No. 3247                              Dated as of ____________________



                                   between



                         MMC/GATX PARTNERSHIP NO. I,
                          Four Embarcadero Center,
                          San Francisco, CA  94111



                                  as Lessor


                                     and


                          POWER INTEGRATIONS, INC.
                          a California corporation
                              411 Clyde Avenue
                      Mountain View, California  94043


                                  as Lessee



                      LESSOR'S COMMITMENT:  $1,000,000



Initial Rent Factor:      2.8342%       Initial Lease Term:        42    months
                          -------                               --------


Treasury Base Rate:       4.78  %       Treasury Note Maturity:    42    months
                          -------                               --------

Initial Implicit Rate:    10.58 %       Minimum Implicit Rate:    9.0         %
                          -------                               ------


Minimum Funding Amount   $ 75,000       Maximum No. of Fundings     4
                         --------                               ------


                     Minimum Renewal Percentage   1.3  %
                                                -------

                Commitment Termination Date:  August 31, 1994



Eligible Equipment: Semiconductor production and test equipment, computers and software.



  The terms and information set forth on this cover page are a part of the MASTER EQUIPMENT LEASE AGREEMENT, dated as of the date first written above (this "Lease"), entered into by and between MMC/GATX PARTNERSHIP NO. I ("Lessor") and the Lessee set forth above, the terms and conditions of which are as follows:

     LESSOR'S OBLIGATIONS UNDER THIS LEASE AND EACH SCHEDULE ARE SUBJECT TO THE PRIOR SATISFACTION OF THE CONDITIONS SET FORTH ON RIDER I HERETO.



     1. DEFINITIONS: Unless otherwise defined in this Lease (which term shall include the cover page, any Rider, any Exhibit or any Schedule hereto), capitalized terms shall have the following meanings:



     "Commitment Termination Date" means the date set forth opposite such term
      ---------------------------
on the cover page of this Lease or such earlier date on which Lessor terminates its commitment to fund Schedules pursuant to the terms of this Lease.

     "Delivery Date" means, with respect to any Schedule, the date first set
      -------------
forth on such Schedule.

     "Eligible Equipment" means Equipment of the types listed following such
      ------------------
term on the cover page of this Lease to the extent acceptable to Lessor.

     "Environmental Law" means the Resource Conservation and Recovery Act of
      -----------------
1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree (in each case having the force of law) regulating or imposing liability or standards of conduct concerning any Hazardous Materials or other hazardous, toxic or dangerous waste, constituent, or other substance, whether solid, liquid or gas, as now or at any time hereafter in effect.

     "Equipment" means all Units listed in any Schedule together with all
      ---------
replacement parts, additions, accessions and accessories to such Units.

     "Event of Default" shall have the meaning set forth in Section 12 hereof.
      ----------------

     "Hazardous Material" means any hazardous or toxic substance, material,
      ------------------
pollutant or waste which is regulated by any Federal, state or local governmental authority.

     "Implicit Rate" means, with respect to a Schedule, an implicit interest
      -------------
rate used in calculating the Rent Factor applicable to such Schedule, calculated as set forth in Section 3(b) of this Lease.

     "Initial Implicit Rate" means the implicit interest rate set forth
      ---------------------
following such term on the cover page of this Lease.

     "Initial Lease Term" means the period of months set forth following such
      ------------------
term on the cover page of this Lease.

     "Initial Rent Factor" means the Rent Factor set forth following such term
      -------------------
on the cover page of this Lease calculated using the Initial Implicit Rate.

     "Interim Rental Payment" shall have the meaning set forth in Section 3(a)
      ----------------------
of this Lease.

     "Lessor's Commitment" means the maximum amount that Lessor may be obligated
      -------------------
to fund under the Lease, which amount is set forth opposite such term on the cover page of this Lease.

     "Lessor's Cost" means, with respect to a Unit of Equipment, the total cost
      -------------
to Lessor of purchasing such Unit, as indicated on the applicable Schedule.

     "Maximum Number of Fundings" means the number of fundings under this Lease
      --------------------------
specified opposite such term on the cover page hereof.

     "Minimum Funding Amount" means the amount set forth opposite such term on
      ----------------------
the cover page of this Lease.

     "Minimum Implicit Rate" means the interest rate set forth opposite such
      ---------------------
term on the cover page to this Lease.

     "Minimum Purchase Option Percentage" means the percentage of Lessor's Cost
      ----------------------------------
set forth opposite such term on the cover page of this Lease.

     "Minimum Renewal Percentage" means the percentage set forth opposite such
      --------------------------
term on the cover page of this Lease.

     "Rent Commencement Date" shall have the meaning, with respect to any
      ----------------------
Schedule, set forth in Section 3(a) of such Schedule.

     "Rent Factor" means, with respect to a Schedule, the rent factor calculated
      -----------
using the Implicit Rate applicable on the Delivery Date of such Schedule.

     "Rental Payment" means, for any Schedule, the monthly rent payment for the
      --------------
Units identified in such Schedule.

     "Schedule" or "Schedule No.   " means a schedule in the form of Exhibit E
      --------      ---------------
to this Lease identifying this Lease and incorporating this Lease by reference, which is executed by both parties hereto.

     "Stipulated Loss Value" shall have the meaning set forth in Section 11(e).
      ---------------------

     "Term" means the Initial Lease Term, together with any renewal or extension
      ----
thereof.

     "Treasury Base Rate" means the interest rate set forth following such term
      ------------------
on the cover page of this Lease.

     "Treasury Note Maturity" means the period of months set forth following
      ----------------------
such term on the cover page of this Lease.

     "Unit" means an item of Equipment.
      ----


     2. LEASE: Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the Equipment described in each Schedule on the terms and subject to the conditions specified herein and therein. Lessor's obligation to fund Schedules under this Lease shall terminate on the Commitment Termination Date. Lessor may, in its sole discretion, terminate its commitment herein to fund the Lessor's Commitment or any unfunded portion thereof at any time if: (a) there is any material adverse change to the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Lessee, whether or not arising from transactions in the ordinary course of business, (b) there is any material adverse deviation by Lessee from the business plan of Lessee presented to and not disapproved by Lessor, since the date first written on the cover page of this Lease, (c) any Event of Default exists, or (d) if any term or condition in any Schedule is not satisfied by the Delivery Date of such Schedule. This Lease, and Lessee's obligation to pay all rent and other sums hereunder, shall constitute a "finance lease" under the California Uniform Commercial Code ("UCC") and shall be absolute and unconditional, and shall not be subject to, and Lessee hereby waives any right of or to, abatement, reduction, set-off, defense or counterclaim. Lessee waives any and all rights and remedies conferred upon Lessee by UCC Sections 10508 through 10522, including (without limitation) Lessee's rights to (i) cancel or repudiate this Lease, (ii) reject or revoke acceptance of the leased property, (iii) recover damages from Lessor for breach of warranty or for any other reason, (iv) claim a security interest in any rejected property in Lessee's possession or control,
(v) deduct from Rental Payments all or any part of any claimed damages resulting from Lessor's default under this Lease, (vi) accept partial delivery of the Equipment, (vii) "cover" by making any purchase or lease of other property in substitution for property due from Lessor, (viii) recover from the Lessor any general, special, incidental or consequential damages, for any reason whatsoever, and (ix) seek specific performance, replevin or the like for any of the Equipment. Lessee acknowledges that it has received and approved the terms of the agreements with the vendors under which Lessor will, subject to the terms and conditions of this Lease, purchase the Units. The Units shall be leased for commercial purposes only, and not for consumer, personal, home or family purposes.

This Lease describes the terms of, and is intended by the parties hereto to be, a true lease; provided, however, that the parties acknowledge that the terms and conditions of the Lease may, alternatively, create a secured financing or lease for security. If this Lease as supplemented by any Schedule constitutes a security agreement or lease for security, the Lessee hereby grants a security interest to Lessor in all of Lessee's right, title and interest in the Units described in Annex A to such Schedule and the proceeds thereof, to secure all of Lessee's obligations under this Lease and such Schedule.

     3. TERM AND RENTALS: THIS LEASE SHALL BE EFFECTIVE UPON EXECUTION AND DELIVERY HEREOF by Lessee and Lessor. (a) The Initial Lease Term for each Schedule shall commence upon the Rent Commencement Date set forth in such Schedule. For the Initial Lease Term of such Schedule, Lessee agrees to pay Lessor aggregate rentals equal to the number of months in the Initial Lease Term of such Schedule multiplied by the amount of the Rental Payment specified in such Schedule. In addition, for the period from the Delivery Date of each Schedule until such Schedule's Rent Commencement Date, Lessee shall pay an interim rental ("Interim Rental Payment") equal to the product of (i) the total annual rental for the first year of the Initial Lease Term of such Schedule divided by 360 and (ii) the actual number of days between the Delivery Date and the Rent Commencement Date, including the Delivery Date but excluding the Rent Commencement Date. The Interim Rental Payment shall be payable as set forth in each Schedule to this Lease. Lessor will make reasonable efforts to send Lessee invoices for Rental Payments, but the failure to do so or the incorrectness of any invoice will not relieve Lessee of its obligation to pay all amounts, including Rental Payments, due under this Lease. The Interim Rental Payment for each Schedule is due on the Delivery Date for such Schedule and the remaining Rental Payments are due commencing on the Rent Commencement Date and thereafter on the same date of each succeeding month of the Term, or as specified in the applicable Schedule. If any payment is not received within ten (10) days of the dated on which it is due, a late charge on such overdue payment shall accrue from the due date at the rate of 1.5% per month on the overdue amount, or the highest lawful rate, whichever is less. (b) The Rent Factor will be calculated for each Schedule based on a basis point for basis point adjustment (if any) to the Initial Implicit Rate equal to the change from the Treasury Base Rate in the U.S. Treasury note rate for notes of a term equal to the Treasury Note Maturity as quoted in The Wall Street Journal on the date on which the Schedule is
             -----------------------
prepared. The Implicit Rate used for calculating the Rent Factor for any Schedule shall not be less than the Minimum Implicit Rate. (c) It is not the intent of the parties to create rent or other payment obligations of Lessee which will be considered usurious under applicable law. However, if any such payment shall be found to be usurious by a court of competent jurisdiction, then Rental Payments or such other amounts shall automatically be reduced to the highest rate or amounts permitted by applicable law and the usurious portion of the Rental Payments or such other amounts shall be applied to the Lessee's remaining obligations under the Lease in a manner reasonably determined by Lessor. If Lessee retains possession of any Unit after the expiration or termination of this Lease, Rental Payments shall continue to be paid with respect to such Unit at the rate set forth in Section 3(a) of the Schedule relating to such Unit until all obligations of Lessee under this Lease relating to such Unit, including, without limitation, Rental Payments and payments due under Section 4 of this Lease, have been satisfied. This Lease may only be terminated as expressly provided herein.

     4.  OPTIONS AT END OF INITIAL LEASE TERM:

     (a) Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, Lessee shall elect one of the following options in clauses (i) or (ii) below:

         (i)   Lessee's Option to Renew:  At the expiration of the Initial Lease
               ------------------------
   Term of Schedule No. 1, Lessee may elect to renew the Lease with respect to all, but not less than all, of the Units under all Schedules to the Lease at their respective expiration dates for not less than twelve (12) months nor more than thirty-six (36) months for a rent equal to the "Fair Rental Value" (as defined in Section 4(b) below) of such Units for such additional period, but in no event less than the Minimum Renewal Percentage of Lessor's Cost of such Units per month, which rent shall be paid monthly in advance. At the end of the renewal term, Lessee must purchase all of the Units for a purchase price equal to the Fair Market Value (as defined in Section 4(b) below) plus any applicable sales or other transfer tax.


         (ii)  Lessee's Option to Purchase:  At the expiration of the Initial
               ---------------------------
   Lease Term of Schedule No. 1, Lessee may elect to purchase all, but not less than all, of the Units under all Schedules to the Lease at their respective expiration dates for a purchase price equal to the "Fair Market Value" (as defined in Section 4(b) below) thereof as of the end of the Initial Lease Term of Schedule No. 1 but in no event less than the 10% nor greater than 20% of Lessor's Cost of all Units plus any applicable sales or other transfer tax.

         (iii) If neither of the foregoing options in clauses (i) or (ii) of this Section 4(a) is duly exercised by Lessee, this Lease shall be renewed at the rental in effect immediately prior to the renewal with respect to all Units covered by the applicable Schedule from the expiration date of the Initial Lease Term of such Schedule on a month-to-month basis. Lessee may terminate any such extended term on 90 days' notice to Lessor and shall along with such notice elect one of the options in clauses (i) or (ii) above.

Either of the foregoing options in clauses (i) or (ii) shall be exercised by written notice delivered to Lessor not more than 180 days and not less than 120 days prior to the expiration of the Initial Lease Term of the Units which are subject to Schedule No. 1.

      (b) Fair Market Value or Fair Rental Value, as the case may be, shall be determined on the basis of and shall be equal in amount to the value which would obtain in an arm's-length transaction between an informed and willing buyer-user or lessee-user (other than a used equipment dealer) and an informed and willing seller or lessor under no compulsion to sell or lease, on the assumptions that: such Units (i) are being sold "in place and in use"; (ii) are free and clear of all liens and encumbrances; and (iii) are in the condition required upon the return of the Units under Section 9 of this Lease. In such determination, costs of removal from the location of current use shall not be a deduction from such value(s).

      (c) If the Lessor and Lessee have not agreed upon a determination of the Fair Market Value or Fair Rental Value of any Unit within 30 days after one of the parties has requested such determination, that determination shall be made by a certified independent appraiser approved by both Lessor and Lessee, such approvals not to be unreasonably withheld. The appraiser shall be furnished with a letter of instruction concerning the preparation of the appraisal, together with a copy of the Lease and Schedule and, to the extent available, related purchase orders and/or invoices. The appraiser shall be instructed to make such determination within 30 days following appointment. The determination made by the appraiser shall be final and binding on both Lessor and Lessee. The fees and expenses of any appraisal shall be paid by the Lessee, if such appraisal is needed for the Lessor's exercise of its remedies under Sections 12 and 13 hereof, and equally by the Lessor and Lessee otherwise.

      (d) The purchase of the Units by Lessee pursuant to its option herein shall be "AS IS, WHERE IS", without recourse to or any warranty by Lessor, other than a warranty that the Units are free and clear of liens and encumbrances resulting from acts of Lessor.

      5.  WARRANTIES; INDEMNITY:

      (a) Lessee acknowledges that it has made the selection of each Unit based upon its own judgment. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THOSE OF DESCRIPTION, INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE WITH RESPECT TO THE EQUIPMENT AND
HEREBY DISCLAIMS THE SAME. Lessor shall have no liability for any damages, whether direct or consequential, incurred by Lessee as a result of any defect or malfunction of a Unit. Lessee agrees to look solely to the manufacturer or vendor of any defective or malfunctioning Unit for the repair or replacement of such Unit and to continue to make all Rental Payments with respect to such Unit in spite of such defect or malfunction. Lessor hereby assigns to Lessee, for and during the Term, any warranty of the manufacturer or vendor issued to Lessor with respect to any Unit.

      (b) Lessee shall indemnify, reimburse and hold Lessor (including without limitation, each of its partners) and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including, without limitation, claims relating to environmental discharge, cleanup or compliance), and all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including, without limitation, reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any Unit, damage to or loss of use of property (including, without limitation, consequential or special damages to third parties or damages to Lessee's property), or bodily injury to or death of any person (including, without limitation, any agent or employee of Lessee) (each a "Claim"), directly or indirectly relating to or arising out of the acquisition, use, lease or sublease, ownership, operation, possession, control, storage, return or condition of any Unit (so long as, at the time of the occurrence of any such event or the existence of any such condition, any such Unit was in the possession of Lessee, its agents or designees), the falsity of any non-tax representation or warranty of Lessee or Lessee's failure to comply with the terms of the Lease during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any Unit, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release from any Unit of any Hazardous Materials, including, without limitation, any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that Lessee shall not indemnify Lessor for
                   -----------------
any liability incurred by Lessor as a result of Lessor's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, for four years following the expiration or termination of this Lease. Upon Lessor's written demand, Lessee shall assume and diligently conduct, at its sole cost and expense, the entire defense of Lessor and its agents, employees, successors and assigns against any indemnified Claim described in this Section
5. Lessee shall not settle or compromise any Claim against or involving Lessor without first obtaining Lessor's written consent thereto, which consent shall not be unreasonably withheld.

      6. TITLE, LOCATION AND RETURN: Lessor and Lessee hereby confirm their intent that the Equipment remain and be deemed personal property and that title thereto shall remain in Lessor. If requested at any time by Lessor, Lessee will place in a conspicuous location on each item of Equipment a notice (to be supplied by Lessor) which reads: "MMC/GATX Partnership No. I - Owner/Lessor". Such notice shall not be removed (or if damaged such notice shall be replaced) until the Equipment is returned to Lessor or purchased by Lessee. Lessee may not remove the Equipment from its place of installation without Lessor's prior written consent, which consent shall not be unreasonably withheld. Lessor shall have the right to inspect the Equipment during regular business hours, with reasonable notice, and in compliance with Lessee's reasonable security procedures. If for any reason the Equipment is to be returned to Lessor on Lessor's demand hereunder, Lessee at its own risk and expense, will cause the Equipment to be delivered promptly to Lessor free of all Hazardous Materials and in the same condition as when delivered hereunder, ordinary wear and tear excepted, to such point in the United States as Lessor may designate and in such a manner as is consistent with the manufacturer's recommendations, if any, for transportation and packaging of such Equipment. All charges to cover Equipment transportation, deinstallation, storage until returned, packing, and handling and all other costs associated with a return of the Equipment to the location designated by Lessor shall be paid by Lessee.

      7. SUBLEASE, ASSIGNMENT: Lessee acknowledges and agrees that Lessor may, subject to the terms of this Lease, sell, assign, grant a security interest in, or otherwise transfer all or any part of its rights, title and interest in this Lease and the Equipment. Upon Lessor's written notice, Lessee shall, if requested, pay directly to such assignee without abatement, deduction or set-off all amounts which become due hereunder. Lessee waives and agrees it will not assert against such assignee any counterclaim or set-off in any action for rent under the Lease. Such assignee shall have and be entitled to exercise any and all rights and remedies of Lessor hereunder, and all references herein to Lessor shall include Lessor's assignee. Lessee acknowledges that such a sale, assignment, grant or transfer would neither materially change the Lessee's duties nor materially increase the burdens or risks imposed on the Lessee under this Lease. LESSEE MAY NOT, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, (I) SUBLEASE, TRANSFER, DISPOSE OF OR ASSIGN ITS RIGHTS IN RESPECT OF ANY UNIT OR ITS OBLIGATIONS UNDER THIS LEASE (except to a successor in interest to all or substantially all of the business of Lessee to which the Equipment relates, provided, that such successor has a net worth and financial condition greater
--------
than or equal to that of Lessee at the time of execution of this Lease as determined in good faith by Lessor prior to such transfer), OR (ii) ASSIGN, GRANT A SECURITY INTEREST IN, OR OTHERWISE TRANSFER ALL OR

ANY PART OF ITS RIGHTS, TITLE AND INTEREST IN AND TO THIS LEASE OR THE
EQUIPMENT.

      8. TAXES: Lessee agrees to pay if and when due, in addition to other amounts due hereunder and under each Schedule, all fees and assessments, and all sales, use, property, excise and other taxes and charges (including all interest and penalties) (collectively "Taxes"), now or hereafter imposed by any governmental body or agency upon any of the Equipment or upon the purchase, ownership, possession, leasing, operation, use, rentals or other payments, or disposition hereunder whether payable by Lessor or Lessee (exclusive of (i) taxes on or measured by Lessor's net income, (ii) taxes imposed in connection with Lessor's transfer of any interest in this Lease, and (iii) taxes imposed in connection with any transfer of the Equipment, except for a transfer of the Equipment to Lessee by Lessor upon any exercise of the purchase option set forth herein or to Lessor by Lessee in connection with a sale-leaseback). Lessee agrees to prepare and file promptly with the appropriate offices any and all tax and similar returns required to be filed with respect thereto, or, if requested by Lessor, to notify Lessor of such requirements and furnish Lessor with all information required by Lessor so that it may effect such filing, at Lessee's expense. Any Taxes paid by or imposed on, Lessor on behalf of Lessee shall become immediately due and payable on Lessor's demand. Lessor, as owner, shall be entitled to any and all depreciation and modified cost recovery deductions provided under the Internal Revenue Code of 1986, as amended from time to time and any other such tax benefits which may now or hereafter be available to an owner of such Equipment (collectively, "Tax Benefits"). If as a result of (i) the inaccuracy or breach of any of Lessee's representations, warranties and covenants herein or in any Schedule, or (ii) the acts or failure to act of Lessee or any person claiming an interest in the Equipment through the Lessee (other than a casualty or other event described in Section 11 with respect to which Stipulated Loss Value shall have been paid by Lessee), Lessor or any of its assigns shall lose, or shall not, in its reasonable opinion, have the right to claim, or there shall be disallowed, deferred or recaptured, any portion of the Tax Benefits with respect to a Unit (a "Loss of Tax Benefits") or there shall be included in Lessor's gross income any amounts other than Rental Payments in respect of the purchase price of any Unit (an "Inclusion"), then, on and after the next succeeding Rent Payment date after written notice to Lessee by Lessor, Lessee agrees as follows: The rent for the Equipment shall, on the Rent Payment date next succeeding Lessor's written notice to Lessee of Lessor's payment of any tax payment attributable to such Inclusion or of a Loss of Tax Benefits, be increased to such amount or amounts as shall, by the end of the original term of the last Schedule to this Lease, in the reasonable opinion of Lessor, after deduction of all fees, taxes, or other charges required to be paid by Lessor in respect of the receipt of all amounts payable by Lessee to Lessor under this Section 8 under the laws of any federal, state, or local government or taxing authority in the United States, cause Lessor's after-tax yield and cash flow in respect of the Equipment to equal those which would have been realized by Lessor if Lessor had not incurred such a Loss of Tax Benefits or had such an Inclusion. If any claim or contest regarding any tax indemnity covered by this Section 8 shall arise, such claim or contest shall be addressed or conducted, at Lessee's expense, in the manner reasonably specified by Lessor.

      9. USE; MAINTENANCE: (a) Lessee, at its expense, shall make all necessary site preparations and cause the Equipment to be operated in accordance with any applicable manufacturer's manuals or instructions. So long as no Event of Default has occurred and is continuing, Lessee shall have the right to quietly possess and use the Equipment as provided herein without interference by Lessor. (b) Lessee, at its expense, shall maintain the Equipment in good condition, reasonable wear and tear excepted, and will comply with all laws, ordinances and regulations to which the use and operation of the Equipment may be or become subject, violation of which could have a material adverse effect on the condition of Lessee. Such obligation shall extend to repair and replacement of any partial loss or damage to the Equipment, regardless of the cause. If maintenance is mandated by the manufacturer, Lessee shall obtain and keep in effect at all times during the Term maintenance service contracts with suppliers approved by Lessor, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of the Equipment. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Lessee with the result that no lien will attach to the Equipment. Only qualified personnel of Lessee shall operate the Equipment. The Equipment shall be used only for the purposes for which it was designed.

      10. INSURANCE: (a) Lessee shall obtain and maintain for the Term, at its own expense, (i) "all risk" insurance against loss or damage to the Equipment,
(ii) commercial general liability insurance (including contractual liability, products liability and completed operations coverages) reasonably satisfactory to Lessor, and (iii) such other insurance against such other risks of loss and with such terms, as shall in each case be reasonably satisfactory to or reasonably required by Lessor (as to carriers, amounts and otherwise). (b) The amount of the "all risk" insurance shall be the greater of the replacement value of the Equipment (as new) or the "Stipulated Loss Value" specified in the applicable Schedules, which amount shall be determined to Lessor's reasonable satisfaction as of each anniversary date of this Lease with the amount so determined being put into effect on the next succeeding renewal or inception date of such insurance. (c) The deductible with respect to "all-risk" insurance required by clause (b) above and product liability insurance required by clause
(a) above shall not exceed $25,000; otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder. (d) The amount of commercial general liability insurance (other than products liability coverage and completed operations insurance) required by clause (a) above shall be at least $2,000,000 per occurrence. The amount of the products liability and completed operations insurance required by clause (a) above shall be at least $2,000,000 per occurrence. (e) Each "all risk" policy shall: (i) name Lessor as sole loss payee with respect to the Equipment, (ii) provide for each insurer's waiver of its right of subrogation against Lessor and Lessee, and
(iii) provide that such insurance (A) shall not be invalidated by any action of, or breach of warranty by, Lessee of a provision of any of its insurance policies, and (B) shall waive set-off, counterclaim or offset against Lessor. Each liability policy shall (w) name Lessor as an additional insured and (x) provide that such insurance shall have cross-liability and severability of interest endorsements (which shall not increase the aggregate policy limits of Lessee's insurance). All insurance policies shall (y) provide that Lessee's insurance shall be primary without a right of contribution of Lessor's insurance, if any, or any obligation on the part of Lessor to pay premiums of Lessee, and (z) shall contain a clause requiring the insurer to give Lessor at least 30 days' prior written notice of its cancellation (other than cancellation for non-payment for which 10 days' notice shall be sufficient. Lessee shall on or prior to the Delivery Date of Schedule No. 1 and prior to each policy renewal, furnish to Lessor certificates of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Equipment, or any part thereof.

      11. LOSS; DAMAGE; DESTRUCTION AND SEIZURE: (a) Lessee shall bear the risk of the Units being lost, stolen, destroyed, damaged or seized by governmental authority for any reason whatsoever at any time until the latest to occur of (i) the expiration or termination of the Term or (ii) any storage period thereafter prior to the return of the Unit to Lessor or Lessor's designee or (iii) the return of the subject Unit to Lessor or Lessor's designee (if authorized hereunder), and shall proceed diligently and cooperate fully to recover any and all damages, insurance proceeds or condemnation awards. (b) Except as described in Section 11(c) hereof, if during the Term or the storage period thereafter, any Unit shall be lost, stolen, destroyed, irreparably damaged or seized by a governmental authority for a period equal to at least the remainder of the Term, Lessor shall receive from the proceeds of insurance obtained pursuant to
Section 10 hereof, from any award paid by the seizing governmental authority and, to the extent not received from the proceeds of such insurance or award or both, from Lessee, on or before the Rental Payment date next succeeding such loss, theft, destruction, damage or governmental seizure: (i) all accrued and unpaid rent in respect of such Unit including rent due on the rental payment date next succeeding the date of such loss or seizure if the rent is in arrears; (ii) the Stipulated Loss Value of such Unit, determined as of such Rental Payment date; (iii) all other sums, if any, that shall have become due and payable hereunder; and (iv) interest on the foregoing at the lower of the rate equal to 1.5% per month or the highest rate then permitted by applicable law from the due dates(s) of such payment(s) to the date of payment. On receipt by Lessor of the amount specified hereinabove with respect to each such Unit so lost, stolen, destroyed, damaged or seized, (i) this Lease shall be deemed terminated as to such Unit and rent in respect of such Unit shall be deemed abated, as of the Rental Payment date next succeeding such loss, theft, damage, destruction or seizure; and (ii) so long as no default or Event of Default has occurred and is continuing hereunder, Lessor shall on demand, transfer title to such Unit, "AS IS, WHERE IS, WITHOUT RECOURSE,
REPRESENTATION OR WARRANTY," to Lessee, or, if appropriate in Lessor's sole judgment, which judgment shall be exercised in a reasonable manner, and on prior notice to Lessee, to Lessee's insurance carrier. Any proceeds of insurance payable to Lessor pursuant to this Section 11 and Section 10 hereof received by Lessee shall be paid to Lessor promptly upon their receipt by Lessee. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section 11(b), Lessor shall promptly remit to Lessee the amount in excess of the amount owed to Lessor. (c) So long as no Event of Default shall have occurred and be continuing, any proceeds of insurance obtained pursuant to Section 10 hereof received with respect to any Unit the repair of which is practical shall, at the election of Lessee, be applied either to the repair of such Unit or, upon Lessor's receipt of evidence of the repair of the Unit reasonably satisfactory to Lessor, to the reimbursement of Lessee for the cost of such repair. (d) Lessee shall promptly, but in any event within 30 days thereafter, notify
Lessor in writing in reasonable detail of any loss, theft, destruction or seizure described in this Section 11. (e) The Stipulated Loss Value payable by Lessee under this Lease shall be that percentage of Lessor's Cost of the affected Unit(s) set forth in the table attached to the applicable Schedule as Annex B opposite the Rental Payment date next following the event giving rise to Lessee's obligation to pay Stipulated Loss Value. Stipulated Loss Values and Rental Payments shall not be prorated.

      12. EVENTS OF DEFAULT: An "Event of Default" shall occur if Lessee: (a) fails to pay/make any Rental Payment or other payment required hereunder when due and such failure continues for a period of 10 days; or (b) fails to perform or observe any other material covenant, condition or agreement hereunder or breaches any provision contained herein or in any other document furnished Lessor in connection herewith, and such failure or breach continues for a period of 30 days after written notice by Lessor; or (c) makes any representation or warranty herein or in any document furnished in connection herewith, which shall have been materially false or inaccurate when made; or (d) fails to maintain insurance under this Lease or otherwise required by the Lessor hereunder; or (e) shall admit in writing that it is unable to pay its debts as they become due, become insolvent or bankrupt or make an assignment for the benefit of its creditors or consents to the appointment of a trustee or receiver or insolvency proceedings shall be instituted by or against Lessee.

      13. REMEDIES: Upon the occurrence of any Event of Default and at any time thereafter, provided such Event of Default is then continuing (which occurrence, for purposes of clause (a)(ii)(B) below is the day Lessee shall be deemed to tender possession of the Equipment to Lessor), (a) Lessor may, in its discretion, do any one or more of the following, all of which Lessor and Lessee expressly agree are commercially reasonable under the UCC and any other applicable law: (i) terminate this Lease; (ii) declare to be immediately due and payable: (A) all unpaid rent and sums then due and payable under this Lease (other than amounts payable under clause (B) hereof, if any,) plus (B) an amount equal to the greater of the then applicable Stipulated Loss Value (which value Lessee acknowledges has a reasonable discount rate implicit therein) or the then applicable fair market value of the Equipment as determined by Lessor (but in no event less than an amount equal to the Minimum Purchase Option Percentage of Lessor's Cost); (iii) require that Lessee return all Equipment to Lessor in accordance with Section 6 hereof; (iv) enter upon the premises where such Equipment is located and take immediate possession of and remove the same, all without liability to Lessor or its agents for such entry; (v) sell any or all of the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate, lease to others or keep idle such Equipment, all free and clear of any rights of Lessee and without any duty to account to Lessee for such action or inaction or for any proceeds with respect thereto subject to applicable law; (vi) exercise any other right or remedy which may be available under the UCC or other applicable law including the right to recover damages for the breach hereof. (b) In addition, Lessee shall be liable for, and reimburse Lessor for, all reasonable and necessary attorneys' fees and other expenses incurred by Lessor as a result of the foregoing defaults, or the exercise of Lessor's remedies, including without limitation placing any Equipment in the condition required by Section 9 hereof. No remedy referred to in this Section 13 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. (c) There shall be no waiver by Lessor of any default unless in writing and such waiver shall not constitute a waiver of any other default by Lessee, or a waiver of any of Lessor's other rights. Lessee waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, re-lease or otherwise use or dispose any Unit in mitigation of the Lessor's damages or that might otherwise limit or modify any of Lessor's rights or remedies under this Lease; provided, however, that the foregoing waiver of the duty of Lessor to mitigate its damages shall not be effective as to damages applicable to any Units which come into Lessor's or Lessor's designee's possession in the condition required under
Section 6 of this Lease.

      14. LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS: (a) Lessee warrants and represents the following as of the date hereof: (i) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and authorized to do business in the state where the Equipment will be located; (ii) Lessee has the full corporate power, authority and legal right and has obtained all approvals and consents and has given all notices necessary to execute and deliver this Lease and perform the terms hereof and of each Schedule; (iii) there is no action, proceeding or patent claim pending or, insofar as Lessee knows, threatened against Lessee or any of its subsidiaries before any court or administrative agency which might have a materially adverse effect on the business, condition or operations of Lessee or such subsidiary; and (iv) this Lease has been and each Schedule will be duly executed and delivered by Lessee and constitute or will constitute the valid, binding and enforceable obligations of Lessee. (b) Lessee agrees that by its signature on each Schedule it shall be deemed to have warranted and represented the following as of the Delivery Date of such Schedule: (i) all of the Units being delivered on the Delivery
Date of such Schedule are accurately described in Annex A attached to such Schedule, have been fully assembled and conform to all applicable performance criteria; (ii) the requirements of this Lease and of Lessor with respect to the identification of the Units have been met; and (iii) except as set forth in Annex C to the applicable Schedule, each of the representations and warranties set forth in clause (a) of this Section 14 remains true and correct. (c) Lessee covenants and agrees that it shall not, without Lessor's prior written consent, attempt, cause or permit another to sell, transfer, encumber, part with possession, or sublet, voluntarily or involuntarily, any Unit.

      15. NOTICES. All notices (and financial information required to be delivered to Lessor under Section 16(c) of this Lease) shall be addressed as follows:


      If to Lessor:


          MMC/GATX PARTNERSHIP NO. I
          c/o GATX CAPITAL CORPORATION, Agent
          Four Embarcadero Center, Suite 2200
          San Francisco, CA  94111
          Attn:  Contract Administration

          With a copy of required financial information to:

          MEIER MITCHELL & COMPANY
          4 Orinda Way, Suite 200-B
          Orinda, California  94563
          Attn:  Contract Administration


      If to Lessee, at the address set forth on the cover page of this Lease.

      16. MISCELLANEOUS: (a) Any notices hereunder shall be in writing and shall be deemed given when delivered personally, by private courier, by facsimile transmission or sent by certified mail, postage prepaid, addressed to the other party at its address set forth herein or to such other address as either party may designate in writing. Such notices or demands shall be deemed given upon receipt in the case of personal delivery, mailing or facsimile transmission. (b) Lessee will promptly execute and deliver to Lessor such further reasonable documents (including, but not limited to, financing statements) and take such further reasonable action (such as obtaining landlord or mortgagee's waivers), as Lessor may request in order to more effectively carry out the intent and purpose of this Lease or an assignment of Lessor's interest herein. (c) Lessee shall promptly as they become available furnish to Lessor monthly and audited annual financial statements and such other financial information as Lessor may reasonably request from time to time. (d) This Lease constitutes the entire agreement on the subject matter hereof between the parties hereto (other than any document executed in connection herewith), supersedes the provisions of any "term sheet" executed by the parties hereto and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns. (e) Any provision of the Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) Time is of the essence with respect to the Lease. (g) The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. (h) The language in this Lease and the related documents is to be construed as to its fair meaning and not strictly for or against any party. (i) All payments shall be paid to the address designated by Lessor in the applicable Schedule or otherwise in a writing signed by Lessor. (j) Lessee's and Lessor's obligations hereunder shall survive the expiration and termination of the Term to the extent required for full performance and satisfaction thereof. (k) ALL MATTERS INVOLVING THE CONSTRUCTION, VALIDITY, PERFORMANCE AND ENFORCEMENT OF THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. This Lease is being executed in the State of California and is to be performed in such State. (l) This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument; provided, however, that
                                                       --------  -------
to the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart of this Lease or any Schedule other than the original counterparts marked "Lessor's Original Counterpart". (m) If Lessee has paid a commitment fee to Lessor, any portion of the commitment fee not used to pay Lessor's expenses will be applied on a pro rata basis to the first Rental Payment on each Schedule. If Lessee does not utilize all or a portion of Lessor's Commitment hereunder, the commitment fee shall be retained by Lessor.

      17. AMENDMENTS, MODIFICATIONS, WAIVERS: NONE OF THE PROVISIONS OF THIS LEASE MAY BE AMENDED, MODIFIED OR WAIVED EXCEPT IN A WRITING SIGNED BY LESSOR AND LESSEE.


INITIALS _______________ (LESSEE)               INITIALS_______________ (LESSOR)


      This Lease is hereby duly executed by the parties hereto as set forth below.



LESSEE:  POWER INTEGRATIONS, INC.       LESSOR:  MMC/GATX PARTNERSHIP
                                                 NO. I
                                                 By GATX CAPITAL
                                                 CORPORATION, as Agent

BY:  ______________________________     BY:__________________________________

NAME (PRINT):  ____________________     NAME (PRINT):________________________

TITLE:  ___________________________     TITLE: ______________________________

DATE:  ____________________________     DATE: ______________________________



    This Lease incorporates the following Riders as if set forth herein:
                       Rider I; Rider II and Rider III



INITIALS _______________ (LESSEE)              INITIALS _______________ (LESSOR)

                                                                       RIDER I
                                                           TO MASTER EQUIPMENT
                                                        LEASE AGREEMENT NO.3247
                                                            DATED _____________



                     Conditions to Lessor's Obligations
                     ----------------------------------



      By their initials below and on the signature page of the Master Equipment Lease Agreement referenced in the upper right corner of this page, Lessor and Lessee agree that the Lease incorporates the following terms:

      1. On or prior to the date of execution of the Lease by Lessor, Lessor shall have received in form and substance satisfactory to Lessor:

          (a) A Warrant substantially in the form of Exhibit A hereto.

          (b) A legal opinion of Lessee's legal counsel in form and substance reasonably satisfactory to Lessor.

          (c) Copies, certified by the Secretary or Assistant Secretary or Chief Financial Officer of Lessee, of: (A) the Articles of Incorporation and By-Laws of Lessee (as amended to the date of the Lease) and
              (B) the resolutions adopted by Lessee's board of directors authorizing the execution and delivery of this Lease, the Schedules, the Warrant and the other documents referred to herein and the performance by Lessee of its obligations hereunder and thereunder;

          (d) Unless the opinion of Lessor's legal counsel contains language to the same effect, a Good Standing Certificate (including franchise tax status) with respect to Lessee from Lessee's state of incorporation, dated a date reasonably close to the date of acceptance of the Lease by Lessor.

          (e) Evidence of the insurance coverage required by Section 10 of the Lease.

          (f) All necessary consents of shareholders and other third parties with respect to the subject matter of the Lease, the Schedules and the Warrant.

          (g) All other documents as Lessor shall have reasonably requested.

      2. Prior to any funding on a Delivery Date, Lessee shall have satisfied all of the conditions set forth in the applicable Schedule.



(Lessor)                                                 Initials  ___________

                                 RIDER I

(Lessee)                                                 Initial   ___________

                                                                      RIDER II
                                                           TO MASTER EQUIPMENT
                                                       LEASE AGREEMENT NO.3247
                                                            DATED ____________



                  Negative Pledge on Intellectual Property
                  ----------------------------------------

      By their initials below and on the signature page of the Master Equipment Lease Agreement referenced in the upper right hand corner of this page, Lessor and Lessee agree that such Lease shall include the following provision:

      Prior to the occurrence of the Equity Sale (as defined in Rider III to the Lease), Lessee shall not grant, create, incur, assume or suffer to exist any security interest or other lien of any kind upon the Intellectual Property (as defined below). In order to effect the negative pledge described in this Rider II, Lessee also contingently pledges to and grants to Lessor a lien on and security interest in the Intellectual Property. Such lien and security interest are subject to the condition subsequent that Lessee shall have granted or suffered to exist a security interest or other lien in the Intellectual Property in contravention of the provisions of this Rider II. If Lessee does not grant or suffer to exist a security interest or other lien in the Intellectual Property in contravention of the provisions of this Rider II, then this Rider II shall not constitute a pledge of or a grant of a security interest in the Intellectual Property. However, if Lessee does grant or suffer to exist a security interest or other lien in the Intellectual Property in contravention of the provisions of this Rider II, then Lessee shall be deemed to have granted a lien on and security interest in the Intellectual Property to Lessor as of the date of this Lease to secure Lessee's obligations hereunder. Lessee shall execute such financing statements, assignments and other instruments as may be requested by Lessor to reflect the assignment, pledge and security interest (whether contingent or absolute) granted pursuant to this Rider II.

      For purposes of this Rider II, the term "Intellectual Property" means all of Lessee's technology, trade secrets, patents, trademarks, copyrights, mask works and other intellectual property rights, in the United States and in foreign countries, and applications for patents, trademarks, copyrights, mask works and other intellectual property rights, in the United States and in foreign countries, together with all related books and records, general intangibles, proceeds, products, additions, accessions and substitutions of and to such intellectual property rights.


(Lessor)                                                 Initials  ___________

                                 RIDER II

(Lessee)                                                 Initial   ___________

                                                                     RIDER III
                                                           TO MASTER EQUIPMENT
                                                       LEASE AGREEMENT NO.3247
                                                            DATED ____________



       CONDITION TO LESSOR'S OBLIGATION TO FUND IN EXCESS OF $500,000
       --------------------------------------------------------------

      By their initials below and on the signature page of the Master Equipment Lease Agreement referenced in the upper right hand corner of this page, Lessor and Lessee agree that such Lease shall include the following provision:

      Lessor's obligation to fund Lessor's Commitment in an amount in excess of $500,000 shall be subject to the prior receipt by Lessee of the proceeds of its next offering of its equity securities in an aggregate amount not less than $5,000,000 (the "Equity Sale").

(Lessor)                                                 Initials  ___________

                                 RIDER III

(Lessee)                                                 Initial   ___________

Exhibit A - Warrant
Exhibit B - Landlord Waiver
Exhibit C - Purchase Order and Invoice Assignment
Exhibit D - Bill of Sale
Exhibit E - Form of Schedule

                                  EXHIBIT A



                                   WARRANT

                                  EXHIBIT B



                               LANDLORD WAIVER

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

MMC/GATX PARTNERSHIP NO. I
c/o GATX CAPITAL CORPORATION, Agent
Four Embarcadero Center, Suite 2200
San Francisco, CA  94111
Attn:  Contract Administration



                        LANDLORD'S WAIVER AND CONSENT



      THIS LANDLORD'S WAIVER AND CONSENT (this "Waiver"), dated as of _________________________________________, 199____________, is executed by and between ___________________________________________________________,
_____________________________________________________________________
("Landlord") and MMC/GATX PARTNERSHIP NO. I, a California general partnership ("Lessor").



                                  RECITALS
                                  --------



      A.  Landlord and Power Integrations, Inc. ("Tenant") are parties to a
________________________________________________________________________________
___ [Lease Agreement], dated as of ______________________________, 19_________
(together with any other agreement between Landlord and Tenant relating to the Premises, as defined below, all as amended from time to time, to be referred to herein collectively as the "Lease"), pursuant to which Landlord has leased to Tenant that certain real property commonly known as 411 Clyde Avenue, and more particularly described in Attachment 1 hereto (the "Premises").
                          ------------

      B. Tenant and Lessor intend to or have entered into a Master Equipment Lease Agreement dated as of ____________________ (the "Credit Agreement") pursuant to which Lessor has agreed or will agree to lease to Tenant from time to time certain equipment (the "Equipment") which will be located on the Premises.



                                  AGREEMENT
                                  ---------

      NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Lessor hereby agree as follows:

      1.  Waiver and Consent.  Landlord hereby consents to the location of the
          ------------------
Equipment on the Premises and does irrevocably waive, disclaim and relinquish and assign to Lessor any and all rights to impose, receive, assert or enforce any lien, encumbrance, charge, security interest, ownership interest, claim or demand of any kind against or involving the Equipment, whether arising by common law, statute or consensually (under the Lease or otherwise) and whether now in existence or hereafter created, including, but not limited to, those for rent or other right of payment. This waiver, disclaimer, relinquishment and assignment shall survive the termination of the Lease. Landlord further agrees that (a) neither the Equipment nor any item thereof shall become part of, or otherwise be or become a fixture attached to, the Premises, notwithstanding the manner of the Equipment's annexation, the Equipment's adaptability to the uses and purposes for which the Premises are used, and the intentions of the party making the annexation; (b) the Equipment (or any item thereof) may be repossessed by Lessor; (c) in connection with such repossession or otherwise, Lessor, and any of its agents and employees, may enter upon the Premises for the purposes of (i) guarding and maintaining the Equipment (or any item thereof), (ii) showing the Equipment (or any item thereof) to prospective lenders, buyers, lessees and sublessees, as applicable, and any of their respective agents and employees,
(iii) preparing, disassembling, dismantling, loading and/or removing the Equipment (or any item thereof), and (iv) general inspections of the Equipment pursuant to the Credit Agreement; and (d) the right of Lessor to enter the Premises and the other rights granted to Lessor in this Waiver shall not terminate until thirty (30) days after Lessor receives written notice from Landlord of the termination of the Lease. If Lessor should exercise its rights hereunder (and the failure to exercise such rights shall not be construed as a waiver thereof), Landlord agrees upon receiving prior written notice, to provide ingress and egress to effect such exercise as well as provide reasonably adequate space contiguous to the location of the Equipment to permit the exercise of such rights. Landlord further agrees that Lessor has no obligation to exercise any right granted to Lessor in this Waiver and that Lessor may elect to remove only a portion or none of the Equipment from the Premises.

      2.  Costs.  Lessor agrees to indemnify and hold the Landlord harmless from
          -----
any out-of-pocket costs incurred by Landlord for any physical damage to the Premises caused by Lessor solely from the exercise of its rights under clause
(b) or (c) of Paragraph 1 above.

      3.  Lease Defaults.  Landlord further agrees to provide Lessor written
          --------------
notice of any default or event of default under the Lease (each a "Default Notice") simultaneously with the giving of notice of the same to Tenant or, if no such notice is required under the Lease, at least thirty (30) days prior to the date Landlord would be entitled to terminate the Lease. Each such notice shall be sent to the address of Lessor set forth below the signature of Lessor on the last page hereof or such other address as Lessor may from time to time provide to Landlord, and shall be deemed delivered (i) in the case of notice by letter, five (5) business days after deposited in the United States mail registered and return receipt requested, (ii) in the case of notice by overnight courier, two (2) business days after delivery to such courier and (iii) in the case of notice given by telex or telecommunication, when given or sent with electronic confirmation of receipt. During any time period when Tenant is in default under the Lease, Lessor shall have the option, but not the obligation, to cure any such default. Landlord shall accept such cure if it occurs within thirty (30) days after Lessor has received the relevant Default Notice as fully as if Tenant had fully performed its obligation under the Lease. Upon curing any such default, Lessor shall be subrogated to the rights of Landlord against Tenant and, as between Landlord and Tenant, such cured defaults shall no longer exist.

      4.  Landlord's Representations and Warranties.  Landlord hereby warrants
          ------------------------------------------
and represents to Lessor that (a) Landlord is the lessor under the Lease; (b) there are no other agreements between the parties affecting or relating to the Premises; (c) Landlord has all requisite power and authority to execute and deliver this Waiver and no consents from any third party are required to do so; (d) Landlord is the sole owner of the landlord's interest under the Lease and has not conveyed, transferred or assigned any part of that interest to any other person or entity; (e) no event of default (nor any event which with the passage of time would constitute an event of default) has occurred under the Lease; (f) there exists no litigation affecting title to the Premises or any adverse claim with respect to the Premises of which Landlord has received notice; (g) there is no condemnation proceeding pending with respect to any part of the Premises, nor any threat thereof, of which the Landlord has received notice; (h) the Lease is in full force and effect; and (i) the Premises are not subject to any mortgage or other security interest in favor of any person which has not executed an attornment agreement acceptable to Lessor with respect to this Waiver.

      5.  Miscellaneous.  This Waiver and all rights hereby granted to Lessor
          -------------
hereunder shall remain in effect so long as there are any obligations owing by Tenant under the Credit Agreement or any present or future agreement between Tenant and Lessor which involves the Equipment. All the terms and provisions of this Waiver shall be binding on and inure to the benefit of the respective successors and assigns of Landlord and Lessor, and Landlord covenants and agrees that any assignment, mortgage or other transfer of all or any part of its interest as the owner and/or landlord of the Premises shall provide and shall be subject and subordinate to all the terms and provisions hereof. Landlord shall provide each of Tenant and Lessor a duly executed copy of the agreement evidencing such subordination. Such agreement shall be in form and substance reasonably satisfactory to Lessor. The rights and benefits of this Waiver may be assigned or transferred by Lessor or to third parties who may become the lessor, directly or indirectly, to Tenant. Lessor shall provide subsequent written notice to Landlord and Tenant of the assignment or transfer. Headings in this Waiver are for convenience of reference only and are not part of the substance hereof. This Waiver shall be governed by and construed in accordance with the laws of the State of California.

   IN WITNESS WHEREOF, Landlord and Lessor have executed this Waiver as of the date and year first written above.


                                 ______________________________________________

                                 By:
                                    ___________________________________________
                                    Name:
                                         ______________________________________
                                    Title:
                                          _____________________________________



                                 Address:

                                 ______________________________________________

                                 ______________________________________________

                                 ______________________________________________
                                 Attention:
                                           ____________________________________


                                 MMC/GATX PARTNERSHIP NO. I
                                 By: GATX Capital Corporation, Agent


                                 By:
                                    ___________________________________________
                                    Name:
                                         ______________________________________
                                    Title:
                                          _____________________________________
                                 Address:
                                 MMC/GATX PARTNERSHIP NO. I
                                 c/o GATX Capital Corporation
                                 Four Embarcadero Center
                                 Suite 2200
                                 San Francisco, CA  94111
                                 Attention:  Contract Administrator

                                ATTACHMENT 1
                                ------------



                        LEGAL DESCRIPTION OF PREMISES
                        -----------------------------





                         [To Be Provided By Tenant]

State of ______________________________ )

County of _____________________________ )


      On _________________________________________________________,
19____________ before me, the undersigned, personally appeared
________________________________________________________________________________
______________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


      WITNESS my hand and official seal.



Signature _____________________________       (Seal)


State of  _____________________________ )

County of _____________________________ )


      On _________________________________________________________,
19____________ before me, the undersigned, personally appeared
________________________________________________________________________________
______________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



      WITNESS my hand and official seal.



Signature ______________________________      (Seal)

                                  EXHIBIT C



                    PURCHASE ORDER AND INVOICE ASSIGNMENT

                    PURCHASE ORDER AND INVOICE ASSIGNMENT



   THIS PURCHASE ORDER ASSIGNMENT, dated as of ______________________, 199____________ (this "Assignment"), between Power Integrations, Inc. ("Assignor") and MMC/GATX Partnership No. I ("Assignee");



                             W I T N E S E T H :
                             - - - - - - - - -

      WHEREAS, Assignor has submitted its Purchase Orders and Invoices listed in
Schedule 1 hereto (collectively, the "Purchase Orders"), to
________________________________________________________________________________
___________________________________________________________ (the "Vendor")
concerning certain Units of equipment (the "Units") listed in Schedule 1 hereto to be subject to a Master Equipment Lease Agreement, dated as of ____________________ (the "Lease"), between Assignor and Assignee (all terms used but not otherwise defined herein shall have the meaning given to them in the Lease):

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

      1. Assignor does hereby sell, assign, transfer and set over unto Assignee, all of the Assignor's rights to and interests in the Purchase Orders as and to the extent that the same relates to the Units. The assignment herein shall include, without limitation, the right of Assignee to purchase the Units pursuant to the Purchase Orders and to take title to the Units, all claims for damages in respect of the Units arising as a result of any default by Vendor under the Purchase Orders, together with any and all rights of Assignor to compel performance of the terms of the Purchase Orders in respect of the Units.

      2. The exercise by Assignee of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to Vendor under the Purchase Orders except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations.

      3. Upon satisfaction of the conditions set forth in the applicable Schedule to the Lease with respect to the Units, Assignee shall purchase such Unit by paying or causing to be paid, by check mailed or delivered to Vendor, on such date or thereafter as permitted by Vendor, an amount equal to the purchase price of the Unit, as such amount may be adjusted in accordance with the terms of the Purchase Orders and reflected on invoices prepared by Vendor to Assignee on or before the date of delivery and acceptance of the Unit.

      4. Assignor agrees that it will, at any time and from time to time, upon the written request of Assignee, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in order that Assignee may obtain the full benefits of this Agreement and of the rights and powers herein granted.

      5. Assignor does hereby represent and warrant that the Purchase Orders are in full force and effect and that Assignor is not in default under any of them. Assignor does hereby further represent and warrant that Assignor has not assigned or pledged, and so long as this Assignment shall remain in effect, will not assign or pledge, the whole or any part of the rights hereby assigned or any of its rights with respect to the Units under the Purchase Orders to anyone other than Assignee.

      IN WITNESS WHEREOF, the parties hereto have caused this Purchase Order Assignment to be duly executed as of the day and year first above written.


POWER INTEGRATIONS, INC. (Assignor)     MMC/GATX PARTNERSHIP NO. I (Assignee)
                                        By GATX Capital Corporation, Agent

By _________________________________    By ___________________________________

Title ______________________________    Title ________________________________



                     Acknowledged and Consented to this
                  ________day of_______________, 199_____.


         __________________________________________________ (Vendor)

 By:___________________________________ Title: ____________________________

                                 SCHEDULE I
                                     TO
                    PURCHASE ORDER AND INVOICE ASSIGNMENT
                    -------------------------------------

                                  EXHIBIT D



                                BILL OF SALE

                                BILL OF SALE

For and in consideration of the sum of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, POWER INTEGRATIONS, INC. (herein "Seller"), does hereby sell, grant, transfer and deliver all right, title and interest in and to the equipment further described on Annex A hereto (herein the "Equipment"), together with all warranties, guarantees or other similar rights with respect to the Equipment ("Equipment Warranties") unto MMC/GATX PARTNERSHIP NO. I (herein "Purchaser") and to its successors and assigns to have and to hold said Equipment and the Equipment Warranties forever. Except for the Equipment Warranties, the Equipment is sold "as is" and "where is" and the description of the Equipment is for the sole purpose of identifying it and is not part of the basis of the bargain.

Seller hereby represents and warrants that it holds all right, title and interest in and to the Equipment being transferred hereby free and clear of all liens and encumbrances of any kind and Seller does for itself, its successors and assigns covenant and agree with Purchaser, its successors and assigns, to warrant and defend the sale of the Equipment and the transfer of the Equipment Warranties unto Purchaser, its successors and assigns against all and every person and persons whomsoever claiming or laying claim to the same, except for any defects in title or liens or encumbrances in or to the Equipment arising solely by reason of Purchaser's own acts.

THE WARRANTY SET FORTH IN THE FOREGOING PARAGRAPH AND THE EQUIPMENT WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF SELLER, WHETHER WRITTEN, ORAL OR IMPLIED, AND SELLER SHALL NOT, BY VIRTUE OF HAVING SOLD THE EQUIPMENT HEREWITH, BE DEEMED TO HAVE MADE ANY REPRESENTATION OF WARRANTY AS TO THE MERCHANTABILITY, FITNESS, DESIGN OR CONDITION OF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN, THE EQUIPMENT.



IN WITNESS WHEREOF, we have set our hand and seal this ______________________ day of __________________________________________, 19____________________.



                                  Power Integrations, Inc.



                                  By:
                                      ____________________________________

                                  Name:
                                       ___________________________________

                                  Title:
                                         _________________________________

                                   ANNEX A

                                     TO
                                BILL OF SALE
                                ------------

                                  EXHIBIT E



                              FORM OF SCHEDULE